Offerings - Offering: 1	Oct. 01, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(o)	true
Security Type	Equity
Security Class Title	Ordinary shares, par value $0.0001 per share
Amount Registered | shares	3,000,000
Proposed Maximum Offering Price per Unit	25.00
Maximum Aggregate Offering Price	$ 75,000,000.00
Fee Rate	0.0087%
Amount of Registration Fee	$ 6,525.00
Offering Note	Calculated pursuant to Rule 457(o) under the Securities Act of 1933, as amended.